EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Report of Cintas Corporation (the “Company”) on Form 10-Q for the period ended August 31, 2026 (the “Report”), I, Todd M. Schneider, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented.

/s/ Todd M. Schneider
Todd M. Schneider
(Principal Executive Officer)

October 7, 2026